Exhibit 99.1




                       Transportation Resources, Inc.

          Accountants' Report and Consolidated Financial Statements

                             December 31, 2006









                       Transportation Resources, Inc.
                             December 31, 2006


Contents


  Independent Accountants' Report.................................1


  Consolidated Financial Statements

    Balance Sheet.................................................2

    Statement of Income...........................................4

    Statement of Shareholders' Equity.............................5

    Statement of Cash Flows.......................................6

    Notes to Financial Statements.................................7




                       Independent Accountants' Report



Board of Directors
Transportation Resources, Inc.
Joplin, Missouri


We have audited the accompanying consolidated balance sheet of Transportation Resources, Inc., as of December 31, 2006, and the related consolidated statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Transportation Resources, Inc., as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, in 2006 the Company changed its method of accounting for Stock Based Compensation through retrospective application to prior year's financial statements.

As discussed in Note 9, the Company changed its method of recognizing gains and losses on the sale of assets in 2006.



/s/ BKD, LLP


Tulsa, Oklahoma
March 2, 2007

                       Transportation Resources, Inc.
                         Consolidated Balance Sheet
                             December 31, 2006


Assets


 Current Assets
   Cash and cash equivalents                                    $   4,281,431
   Short-term investments - U.S. Treasury bills                       917,000
   Trade receivables, net of allowance for doubtful accounts
     of $1,636,018                                                 48,227,963
   Other receivables                                                  668,061
   Prepaid tires                                                    4,214,328
   Other prepaid expenses                                           7,012,375
   Operating supplies, fuel and parts                               1,741,544
                                                                --------------
        Total current assets                                       67,062,702
                                                                --------------

 Property and Equipment, at Cost
   Land                                                            11,957,223
   Structures and land improvements                                45,209,954
   Revenue equipment                                              394,730,163
   Other operating equipment                                        9,559,782
   Furniture, fixtures and data processing equipment                8,201,926
   Construction in progress                                           113,048
                                                                --------------
        Total property and equipment                              469,772,096
   Less accumulated depreciation                                  196,555,478
                                                                --------------
        Net property and equipment                                273,216,618
                                                                --------------
 Other Assets                                                       1,050,812
                                                                --------------
                                                                $ 341,330,132
                                                                ==============

                       Transportation Resources, Inc.
                         Consolidated Balance Sheet
                             December 31, 2006


Liabilities and Shareholders' Equity


 Current Liabilities
   Outstanding checks in excess of bank balance                 $   3,342,083
   Line of credit                                                   6,440,000
   Current maturities of long-term debt                             2,049,311
   Accounts payable                                                 7,398,557
   Accounts payable-interline                                       7,444,048
   Customer credit balances                                         3,762,510
   Salaries and wages payable                                       4,761,231
   Claims and insurance accruals                                   11,527,742
   Other current and accrued liabilities                            6,872,139
                                                                --------------
        Total current liabilities                                  53,597,621
                                                                --------------
 Long-term Obligations
   Long-term debt                                                   1,106,642
   Claims and insurance accruals                                    4,906,101
   Stock based awards                                              19,176,140
   Other long-term obligations                                        170,484
                                                                --------------
        Total long-term obligations                                25,359,367
                                                                --------------

 Shareholders' Equity
   Common stock, $0.01 par value; 15,000,000 shares
     authorized; 6,033,016 shares issued and outstanding               55,656
   Additional paid-in capital                                     152,764,748
   Earnings reinvested in the business                            109,505,120
   Accumulated other comprehensive income                              47,620
                                                                --------------
        Total shareholders' equity                                262,373,144
                                                                --------------
                                                                $ 341,330,132
                                                                ==============

                       Transportation Resources, Inc.
                      Consolidated Statement of Income
                        Year Ended December 31, 2006




 Operating Revenues                                             $ 427,638,927
                                                                --------------

 Operating Expenses
   Salaries, wages and fringe benefits                            175,290,931
   Fuel and supplies                                               63,152,713
   Depreciation                                                    45,101,633
   Equipment rent and purchased transportation                     33,050,429
   Operating taxes and licenses                                    29,349,199
   Insurance and claims                                            18,884,910
   Communications and utilities                                     2,946,134
   Gain on asset disposition                                      (12,997,675)
   Other operating expenses                                         4,518,414
                                                                --------------
        Total operating expenses                                  359,296,688
                                                                --------------

 Operating Income                                                  68,342,239
                                                                --------------

 Other Income (Expense)
   Interest income                                                    956,482
   Interest expense                                                  (405,602)
   Investment income                                                    4,481
   Other                                                              (49,621)
                                                                --------------
        Total other income                                            505,740
                                                                --------------

 Income Before Income Taxes                                        68,847,979
                                                                --------------

 Provision for Income Taxes
   State income tax                                                   855,780
   Foreign income tax                                                 168,592
                                                                --------------

 Net Income                                                     $  67,823,607
                                                                ==============


                                                  Transportation Resources, Inc.
                                          Consolidated Statement of Shareholders' Equity
                                                   Year Ended December 31, 2006

                                                                Earnings          Other
                                              Additional       Reinvested       Accumulated
                               Common           Paid-in          in the        Comprehensive      Treasury
                                Stock           Capital         Business       Income (Loss)       Stock             Total
                           --------------   --------------   --------------   --------------   --------------   --------------

Balance, January 1, 2006,
 as previously reported    $      59,716    $ 158,839,192    $  57,859,230    $      78,069    $    (174,358)   $ 216,661,849
                           --------------   --------------   --------------   --------------   --------------   --------------

Retrospective Change in
 Accounting Principle
  (Note 8)                        (4,060)      (6,074,444)      (1,422,280)              --          174,358       (7,326,426)
                           --------------   --------------   --------------   --------------   --------------   --------------

Balance, January 1, 2006   $      55,656    $ 152,764,748    $  56,436,950    $      78,069    $          --    $ 209,335,423
                           --------------   --------------   --------------   --------------   --------------   --------------

Net income                            --                        67,823,607               --               --       67,823,607

Foreign currency
 translation                          --               --               --          (30,449)              --          (30,449)
                           --------------   --------------   --------------   --------------   --------------   --------------

 Total comprehensive
   income                             --               --       67,823,607          (30,449)              --       67,793,158

Cash distributions                    --               --      (14,755,437)              --               --      (14,755,437)
                           --------------   --------------   --------------   --------------   --------------   --------------
Balance,
 December 31, 2006         $      55,656    $ 152,764,748    $ 109,505,120    $      47,620    $          --    $ 262,373,144
                           ==============   ==============   ==============   ==============   ==============   ==============


                                                                    5






                       Transportation Resources, Inc.
                    Consolidated Statement of Cash Flows
                       Year Ended December 31, 2006




Operating Activities
   Net income                                                   $  67,823,607
   Items not requiring (providing) cash
     Depreciation                                                  45,101,633
     Gain on disposition of operating property                    (12,755,215)
     Non-cash compensation expense                                  5,334,029
   Changes in
     Accounts receivable                                            1,305,755
     Prepaid expenses                                              (1,889,584)
     Accounts payable                                                 454,586
     Other current and accrued liabilities                         (1,033,435)
     Other assets and liabilities                                    (455,230)
                                                                --------------
        Net cash provided by operating activities                 103,886,146
                                                                --------------

Investing Activities
   Proceeds from maturities of short-term investments                 916,000
   Purchases of short-term investments                               (917,000)
   Purchases of property and equipment                           (137,928,355)
   Proceeds from disposition of operating property                 32,688,211
                                                                --------------
        Net cash used in investing activities                    (105,241,144)
                                                                --------------

Financing Activities
   Net borrowings under line-of-credit agreement                    6,440,000
   Principal payments on long-term debt                            (3,788,497)
   Proceeds from issuance of long-term debt                         1,106,642
   Outstanding checks in excess of bank balance                     3,342,083
   Cash distributions                                             (14,755,437)
                                                                --------------
        Net cash used in financing activities                      (7,655,209)
                                                                --------------

Decrease in Cash and Cash Equivalents                              (9,010,207)

Cash and Cash Equivalents, Beginning of Year                       13,291,638
                                                                --------------

Cash and Cash Equivalents, End of Year                          $   4,281,431
                                                                ==============

Supplemental Cash Flows Information

   Interest paid                                                $     326,528
   Income taxes paid                                                1,710,682



                                      6



                       Transportation Resources, Inc.
                 Notes to Consolidated Financial Statements
                              December 31, 2006


Note 1: Significant Accounting Policies


  Nature of Operations

    Transportation Resources, Inc. (the Company) is a holding company whose majority-owned subsidiaries and primary business activities are:

              Subsidiary                          Business Activity
--------------------------------------------------------------------------------

 Contract Freighters, Inc.                    Truckload carrier
 Transportation Equipment Leasing, LLC        Transportation equipment leasing
 Transportation Property Leasing, LLC         Property leasing
 Orcas Aircraft Leasing, Inc.                 Aircraft leasing
 CFI Custom Freight Management, Inc.          Transportation logistics
 Orcas Logistics, Inc.                        Transportation logistics

    The Company and the above subsidiaries operate primarily in the United States of America (U.S.) and Canada.


  Principles of Consolidation

    The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions have been eliminated.


  Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


  Cash and Cash Equivalents

    The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At December 31, 2006, cash equivalents consisted primarily of money market investment accounts. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

    The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.



                                      7




  Accounts Receivable

    Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for uncollectible accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable are ordinarily due 15 days from the invoice date. Accounts outstanding more than 30 days from the invoice date are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

    The accounts receivable portfolio is well diversified geographically and by industry. Credit is granted to customers and ongoing credit evaluations are performed, thereby eliminating the need for collateral. Historically, credit losses have been minimal.


  Operating Supplies, Fuel and Parts

    Operating supplies, fuel and parts are stated at the lower of cost or market (operating supplies and parts on an average cost basis and fuel on the first-in, first-out basis).


  Tires

    The cost of tires purchased on new revenue equipment is recorded as a prepaid asset and amortized over the estimated tire life. Replacement tires are expensed as they are removed from inventory and placed on the operating equipment.


  Property and Equipment

    Property and equipment are recorded at cost, with such cost depreciated using the straight-line method beginning when property is placed in service. Depreciation is based on the following useful lives:

                    Structures                   20 years
                    Trailers                      6 years
                    Tractors                      5 years
                    Other operating property   3-10 years

    Prior to 2006, when revenue equipment was traded with either a vendor from whom replacement equipment was acquired or a qualified intermediary and its trade-in value exceeded its book value, the purchase price of the replacement property was reduced by this excess when calculating the depreciable basis of the new property. When revenue equipment was sold and replacement property was not acquired, any gain or loss was recognized. When other properties were sold, any gain or loss was reflected in income.

    In 2006, the Company adopted Statement of Financial Accounting Standards
    (SFAS) No. 153, Exchanges of Nonmonetary Assets - An Amendment of APB Opinion No. 29, as discussed in Note 9.



                                      8



  Capitalized Software

    Certain internal and external costs incurred to acquire or create internal use software are capitalized in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Capitalized software is included in property and equipment under furniture, fixtures and data processing equipment and is amortized over its useful life when development is complete.


  Claims and Insurance Accruals

    Insurance programs for liability (personal injury and property damage), workers' compensation and group health claims are self-insured up to certain retention limits which vary depending upon the year of occurrence. The claims and insurance accruals represent the estimated uninsured portion of pending claims, including adverse development of known claims, legal fees, and incurred but not reported claims. Claims expected to be paid beyond one year of the balance sheet date are classified as long-term. These estimates are based on historical information along with certain assumptions about future events. Changes in assumptions as well as changes in actual experience could cause these estimates to change.

    Insurance Program Retention Limits

           Program                     Retention Limit
 -----------------------------------------------------------------------------

      Liability                  $1,000,000 per claim
      Workers' compensation      $  500,000 per claim
      Group health               $  150,000 per claim/1,000,000 per
                                     individual lifetime maximum


  Fair Values of Financial Instruments

    The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable, other accrued liabilities and variable interest borrowings approximate their fair values. The fair value of notes payable at December 31, 2006 is estimated to be $2,080,894 using a discounted cash flow analysis, based on the estimated current borrowing rate for similar types of borrowing arrangements. These amounts relate to borrowings with fixed interest rates and principal balances of $2,049,311 in current maturities of long-term debt at December 31, 2006.


  Income Taxes

    The shareholders of the Company have elected to be taxed individually on the Company's earnings under the S Corporation provisions of the Internal Revenue Code. Accordingly, federal income taxes are not reflected in the Company's financial statements. The provision for income taxes reflected in these statements is for foreign and certain state income taxes only.



                                      9



  Comprehensive Income

    The Company reports the components of other comprehensive income in the consolidated statement of shareholders' equity. Comprehensive income refers to revenues, expenses, gains and losses that are included in comprehensive income but excluded from net income. At December 31, 2006, other comprehensive income consisted of foreign currency translation adjustments.


  Revenue Recognition

    For the truckload carrier subsidiary, operating revenues are recognized at the time the shipment is received from the customer. For transportation logistics subsidiaries, operating revenues are recognized when the services are performed. Related transportation and delivery expenses directly associated with these shipments are recorded at the time the revenue is recognized. Included as a reduction to fuel and supplies expense in 2006 are $85,081,757 in fuel surcharges earned when fuel costs exceeded contractually agreed-upon levels. The fuel surcharges are based on the United States Department of Energy diesel fuel index.


  Maintenance and Repairs

    Maintenance and repairs are charged to operations in the period incurred.


Note 2: Long-term Debt



 Notes payable to financial institutions due through 2007,
   bearing interest at rates ranging from 6.39% to 8.30%,
   collateralized by revenue equipment having a net book
   value of $309,670 at December 31, 2006                       $      49,311

 Senior secured note payable to an insurance company due
   June 2007, bearing interest at 9.08%, secured by a First
   Deed of Trust                                                   2, 000,000

 Promissory note payable to financial institution due March
   2009, bearing interest at 6.58%                                 1, 106,642
                                                                --------------
                                                                   3, 155,953

Less current maturities                                            2, 049,311
                                                                --------------
                                                                $  1, 106,642
                                                                ==============



                                     10


Note 3: Line of Credit and Other Short-Term Borrowings

    A subsidiary, Transportation Equipment Leasing, LLC (TEL), has secured revolving credit facilities with four banks that provide for maximum borrowings of $30,000,000 prior to September 30, 2007, although any borrowings may, at TEL's option, be converted to a two-year term loan on or before September 30, 2007. The credit facilities are secured by assignments of lease proceeds for certain groups of equipment leased by TEL to its major customer, Contract Freighters, Inc. Interest on outstanding borrowings is based on the Daily Reset LIBOR rate (5.35% as of December 31, 2006) plus an increment ranging from 45 to 65 basis points. As of December 31, 2006, there was a total of $6,440,000 outstanding on the four credit facilities with $23,560,000 available for additional advances.

    Another subsidiary, Contract Freighters, Inc., has an unsecured revolving credit facility with a bank that provides for maximum borrowings or letters of credit issuances in the amount of $25,000,000 prior to November 30, 2007, and $6,000,000 thereafter through December 1, 2008. There were $11,508,368 in undrawn upon letters of credit outstanding as of December 31, 2006. There was capacity for advances or additional letters of credit in the amount of $13,491,632 at December 31, 2006. Interest on outstanding borrowings (none at December 31, 2006) is based on the Daily Reset LIBOR rate plus an increment ranging from 50 to 100 basis points, depending upon a defined financial ratio. This facility contains a conditional security agreement that becomes effective upon the occurrence of certain triggering events as defined in the agreement. The revolving credit facility contains customary covenants which, among other things, require that certain financial ratios are maintained.


Note 4: Retirement Plan

    A 401(k) profit-sharing plan is available to U.S. employees who have completed one year of service. Participants may contribute between 1% and 50% of their compensation to the plan. The Company matches 50% of the participants' contributions up to 7% of individual compensation. Matching contributions were $1,040,410 in 2006.


Note 5: Stock Based Awards

    The Company has a management stock incentive plan under which stock awards may be granted to key employees of the Company and its subsidiaries as designated by the Board of Directors. A maximum of 15% of the total number of issued and outstanding shares of Company stock may be issued pursuant to this plan. Fair value of the stock issued is equal to the net book value per share of the Company as of the end of the calendar month immediately preceding the date of the grant. Provisions of the plan restrict the sale and transfer of shares. Upon any retirement or cessation of employment, the shares must be sold to the Company at net book value as of the preceding month end.


                                     11



    There was $2,943,895 of non-cash compensation expense related to the appreciation in book value of the shares outstanding under this plan. Certain recipients of the grants may elect to receive a component of the grant in cash. The book value of the stock awards and cash payments elected under the plan provision were charged against current earnings and totaled $5,914,755.


Note 6: General Litigation

    The Company is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the consolidated financial position, results of operations and cash flows of the Company.


Note 7: Subsequent Events

    On January 9, 2007, the Board of Directors declared a distribution of
    $2,594,575 to shareholders   of record as of that date, paid on January
    12, 2007.


Note 8: Adoption of New Accounting Standard - Stock-Based Compensation

    In 2006, the Company adopted the 2004 revision of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, in accordance with the modified retrospective transition method. The modified retrospective transition method allows the Company to adjust financial statements for prior periods to give effect to the fair-value-based method of accounting for stock awards granted, modified or settled in cash in prior years. Because the Company's award program provides stock awards to be settled at net book value, the awards are valued at net book value which approximates fair value.

    Adoption of SFAS No. 123 required the Company to reduce equity and increase long-term liabilities by $7,326,426 for awards granted prior to January 1, 2006. As of January 1, 2006, previously reported equity was reduced and long-term liabilities were increased by $7,326,426. Previously reported compensation expense for the year ended December 31, 2005, was increased by $147,999.


Note 9: Adoption of New Accounting Standard - Exchanges of Nonmonetary Assets

    In 2006, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets - An Amendment of APB Opinion No. 29. APB Opinion No. 29, Accounting for Nonmonetary Transactions, requires that exchanges of nonmonetary assets be measured and reported on the fair value of the assets exchanged. The opinion provided certain exceptions to that principle for the exchange of similar productive assets. SFAS No. 153 eliminates that exception. Prior to 2006, the Company reduced the carrying value of new tractors and trailers by any gain on trades. Beginning in 2006, gains are reported on the fair value of assets exchanged and resulted in $12,778,811 of gains recognized for the year ended December 31, 2006.


                                     12



Note 10:Future Change in Accounting Principles

    The Financial Accounting Standards Board recently issued Interpretation No. 48 Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting
    for Income Taxes.   The Company expects to first apply the new statement
    during fiscal year ending December 31, 2007. The impact of applying the new statement has not yet been determined.

    The Financial Accounting Standards Board recently issued Statement No. 157 Fair Value Measurements, which requires expanded disclosures about fair value measurements. The Company expects to first apply the new statement during fiscal year ending December 31, 2008, through prospective application. The impact of applying the new statement has not yet been determined.


















                                      13